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Keystone Mid-Cap Growth Fund (S-3)
Seeks growth of capital from mid-cap stocks.

Dear Shareholder:

We are writing to report to you on the performance of Keystone Mid-Cap Growth Fund (S-3) for the twelve-month period which ended August 31, 1996. Following our letter we have included a discussion with your Fund's manager and Complete financial information.

Performance

For the twelve-month period, your Fund produced a return of 10.07%, which nearly matched the 11.87% return of its benchmark, the Standard & Poor's 400 Mid-Cap Index.

  These returns reflect the positive performance of the markets and our careful stock selection during the twelve-month period. Your Fund's returns were particularly attractive during the first nine months of the period when mid-cap growth stocks recorded strong performance.

  The market was led by stocks of large, high quality companies. Strong corporate earnings, relatively low interest rates, and controlled inflation sent stocks to new highs in 1996. However, concerns over the sustainability of earnings growth rates in a higher interest rate environment mounted in the Spring of 1996. Stocks declined in response during June and July, with small and medium market capitalization issues experiencing steeper declines than large-cap issues. The declines were short-lived, as indications of slower economic growth appeared and stocks rallied in August and September. Although selected stocks recovered, this was a period of readjustment for some mid-cap stocks.

Individual stock selection

In selecting stocks for the portfolio, we seek high-quality medium-sized companies that we believe have attractive and consistent earnings growth rates. We attempt to identify businesses with well-established products, services and management teams. Many of these companies are still in the accelerated growth phase of their life cycle and offer the potential for continued strong growth. By investing in mid-cap growth stocks, your Fund seeks to offer greater growth potential than investing solely in large company stocks, and more consistent performance than investing only in small company stocks.

Our outlook

We are expecting the favorable economic fundamentals of 1996 to continue into 1997. However, the stronger-than-expected economic growth of the first half of 1996 has already begun to show signs of slowing to more moderate levels. Inflation should remain under control, despite some wage pressures, which should allow interest rates to remain relatively stable.

  For investors with long-term goals, we continue to believe that stocks offer the best potential returns. However, we are now in the sixth year of a stock market rally--the longest since the end of World War II. While we have a favorable outlook for next year, history has shown that strong performance does not persist indefinitely. Stocks periodically experience price declines. We witnessed this type of "correction" in June and July, followed by a recovery in August. With this in mind, we encourage you to keep the above average stock market returns of the last few years in perspective.


  We are pleased to inform you that Keystone has agreed to be acquired by First Union Corporation. The acquisition is subject to a number of conditions, including approvals of investment advisory agreements with Keystone
                                --Continued--

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by fund shareholders. First Union is a financial services firm based in
Charlotte, North Carolina. It is the nation's sixth largest bank holding company with assets of approximately $140 billion. First Union, through its wholly-owned subsidiary Evergreen Asset Management Corp., manages more than $16 billion in 36 mutual funds. Keystone will remain a separate entity after its acquisition and will continue to provide investment advisory and management services to the Fund. We believe First Union's acquisition of Keystone should strengthen the investment management services we provide to you.

  We appreciate your continued support of Keystone Mid-Cap Growth Fund (S-3). If you have any questions or comments about your investment, please feel free to write to us.

Sincerely,

/s/ Albert H. Elfner, III

Albert H. Elfner, III
Chairman and President
Keystone Investments, Inc.

/s/ George Bissell
George S. Bissell
Chairman of the Board
Keystone Funds
                                       (Photos of Albert H. Elfner, III
                                            and George S. Bissell)
                                   Albert H. Elfner, III George S. Bissell

October 1996

(Dalbar logo)
Dalbar Key Honors

Honoring Commitment to Excellence

Keystone was recently recognized by Dalbar, an independent mutual fund rating organization, for demonstrating a commitment to serving the needs of customers. The award is intended to distinguish companies who are committed to investors and have a proven ability to provide good service.

Keystone Investment Insight Line for Shareholders

Now you can keep up-to-date on your fund's current strategy and outlook by calling Keystone Investment Insight Line. You can hear Keystone portfolio managers discuss their latest strategies, or listen to Keystone's overall market outlook from James McCall, chief investment officer. Of course, your financial adviser can provide you with more complete information on Keystone funds. This service is available 24 hours a day, seven days a week and updated at least monthly.

Keystone Investment Insight Line1-800-346-3858, Press 2 after the greeting

                                                       (Graphic of telephone)

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                              A Discussion With
                              Your Fund Manager

                         (Photo of Margery C. Parker)

             Margery C. Parker is portfolio manager of your Fund and Keystone Global Opportunities Fund. Ms. Parker has more than
         15 years of investment management experience. She holds a BA from Wellesley College and an MBA from Babson College.
          Together with senior portfolio manager Maureen Cullinane,
      head of Keystone's growth stock group, she selects mid-cap stocks for your Fund.

Q   What was the economic environment like?

A This was a favorable environment for medium market capitalization (mid-cap) stocks for most of the twelve-month period. At the end of 1995, economic growth was moderate, inflation was contained, and interest rates had declined. At the beginning of 1996, this environment changed. While stock prices generally rose, they fluctuated broadly during the period as virtually every new economic report triggered a debate over growth and inflation and whether or not the Federal Reserve Board would raise interest rates.

Q   In relation to other types of stocks, how did mid-cap stocks perform?

A Mid-cap stocks provided attractive returns, but lagged the large-cap Standard and Poor's 500 Index (S&P 500) for the twelve-month period which ended August 31, 1996. However, we believe that mid-cap stocks have greater growth potential than many large-cap stocks. In addition, mid-cap stocks generally do not carry the risks and price volatility associated with small-cap stocks, which experienced sharp price declines this summer. This correction effected most all stocks, and we believe it helped to wring out the excesses of the market, bringing stock prices down to more reasonable levels.

Q   What is the attraction of mid-cap stocks for investors?

A In a few words: attractive growth with lower price volatility. Historically, mid-capitalization stocks have tended to exhibit higher growth rates than larger-cap stocks, such as those in the S&P 500. They also generally have provided more consistent earnings than smaller companies. We define mid-cap as stocks of companies with market capitalizations generally between $750 million and $3 billion. A stock's market capitalization is determined by multiplying its current price by the number of shares outstanding.

Fund Profile
Objective: Seeks growth of capital from mid-cap stocks.
Commencement of investment operations: September 11, 1935
Number of stocks: 76
Net assets: $285 million
Newspaper listing: "MidCapS3"

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Keystone Mid-Cap Growth Fund (S-3)

Your Fund Invests In . . .
(bullet) Dynamic companies with earnings growth rates of 20% or more
(bullet) Companies with strong management, a leading market position, and a solid balance sheet
(bullet) Primarily medium-sized companies with market capitalizations between
         $750 million and $3 billion
(bullet) U.S. stocks and stocks of established foreign companies

Q   How do you decide where to invest?

A In managing your Fund, we pursue a disciplined approach to investing that begins with a detailed analysis of the economy, industry trends and the business cycle. We consider the effects of economic growth, interest rates, stock price changes and other measures in our evaluation. Through this process, we seek to uncover attractive areas for further investigation.

  We then conduct individual company research, focusing on a company's management, financials, product line, and potential to grow earnings at 20% or more a year. We seek to invest in a diverse group of companies that have a strong earnings growth records. We conduct extensive analysis on the company's financial condition including projections for earnings, profits, and revenues. We also believe it is important to be in frequent contact with company managements to determine if the company will live up to our expectations.

Q   What companies were you attracted to during the twelve-month period?

A We emphasized a number of companies that fell into the category of business services. These companies accounted for 12.9% of net assets as of August 31, 1996. This is not an economic sector, per se. It is a group of unique companies with specialized products and services. These companies often have limited competition and are less dependent on the direction of the economy than other types of businesses. Typically these companies expand their business through aggressive selling, opening new geographical territories, or by acquiring smaller firms. This is an eclectic group. One example is G&K Services, a company that supplies uniforms to a number of businesses in the Midwest. Uniform companies tend to be small "mom and pop" operations, and G&K is expanding its business by purchasing some of these smaller concerns.

Q   Energy services companies represented 5.2% of net assets on August 31,
1996. What was attractive here?

A Energy services companies, which are listed as 'oil services' in the Schedule of Investments beginning on page 9, support the drilling activities of the energy industry. They may supply oil rigs, tool bits, boats, pumping equipment or seismology services. Many of these companies undertook major restructuring programs over the last several years. Their managements have become more aggressive and they have increased productivity. In addition, demand for their expertise has increased. This is because, after several years of overcapacity, demand for energy has increased. In order to rebuild inventories, the major oil companies have been enlisting the help of energy services firms. Some of these companies we held in the portfolio include Diamond Offshore, BJ Services, and Tidewater.

Top 5 Industries
as of August 31, 1996


                                            Percentage of
Industry                                    net assets
------------------------------------------------------------
Business services                                 12.9
------------------------------------------------------------
Finance                                           10.7
------------------------------------------------------------
Retail                                             8.2
------------------------------------------------------------
Software services                                  6.1
------------------------------------------------------------
Oil services                                       5.2
------------------------------------------------------------

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Top 10 Holdings
as of August 31, 1996

                                                                Percentage of
Stock                                Industry                   net assets
-----------------------------------------------------------------------------
PETsMART                             Retail                            2.3
-----------------------------------------------------------------------------
U.S. Filter                          Business services                 2.2
-----------------------------------------------------------------------------
HFS                                  Amusements                        2.1
-----------------------------------------------------------------------------
BMC Software                         Software services                 2.1
-----------------------------------------------------------------------------
Louisiana Land & Exploration         Oil services                      2.0
-----------------------------------------------------------------------------
TCF Financial                        Finance                           2.0
-----------------------------------------------------------------------------
Cardinal Health                      Health care services              1.9
-----------------------------------------------------------------------------
USA Waste Services                   Business services                 1.9
-----------------------------------------------------------------------------
Staples                              Retail                            1.8
-----------------------------------------------------------------------------
Gentex                               Automotive                        1.7
-----------------------------------------------------------------------------


Q   The financial sector has been an important part of the portfolio for several years. What did you find attractive among financial stocks?

A Many of these companies have been benefitting from a consolidation in the industry. Banks in particular are attempting to lower internal costs, expand their franchises, and to reach a size where they can be more competitive in a deregulated environment. One way that many financial institutions are accomplishing this is through mergers with or acquisitions of other financial institutions.

  We have maintained many of the same financial stocks in the portfolio over the twelve-month period. As of August 31, 1996, these holdings represented 10.7% of net assets. In the Northeast, Bank of Boston acquired BayBank and South Boston Savings Bank. Washington Mutual, a bank in Washington state recently acquired a financial institution in California. With this acquisition, Washington Mutual expanded into a new market. TCF Financial, a Midwestern bank, has carved out a niche market for itself. It caters to customers at the lower end of the retail banking market. Through an extensive branch network, TCF provides a complete spectrum of financial services, including checking accounts, savings accounts, mortgages, and investment services. Another company that has benefitted from the growth in the financial services industry is BISYS Group. As an outsourcing provider, BISYS supplies financial services firms with transaction processing, recordkeeping, and other administrative services.

Q   Retail stocks were among the Fund's top industry sectors. After several years in the doldrums, did retail stocks come into favor?

A It has been a mixed bag for retailers. However, we have continued to focus on individual specialty retailers that we believe have had solid financial results and good growth rates. At 8.2% of net assets as of August 31, 1996, retailers were the Fund's third largest industry weighting. Two companies we found particularly attractive were PETsMART, a top ten holding, and Kohls. PETsMART is a national pet supply chain of superstores. It is expanding its business to include veterinary services and equine products and services. We believe PETsMART has the potential to continue its rapid growth rate. Kohls is a high quality Midwest department store. It is planning an expansion into the Northeast.

Q   What is your outlook for mid-cap stocks?

A We believe the combination of moderate economic growth and relatively low interest rates and inflation should continue to provide a positive investment environment for growth stocks. In the months ahead, we will continue to stay with our investment strategy of searching for high quality growth companies that we believe can provide the Fund with capital appreciation over the long term.


                                   (diamond)

                      This column is intended to answer
              questions about your Fund. If you have a question
                  you would like answered, please write to:
                   Keystone Investment Distributors Company
                 Attn: Shareholder Communications, 22nd Floor
                             200 Berkeley Street,
                      Boston, Massachusetts 02116-5034.

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Keystone Mid-Cap Growth Fund (S-3)

Your Fund's Performance

--------------------------------------------------------------------------------
[PLOT POINTS FOR MOUNTAIN CHART]


Growth of an investment in
Keystone Mid-Cap Growth Fund (S-3)

8/86  10000 10000
      10334 13124
8/88  6806  10526
      8904  14055
8/90  7502  12539
      9209  16478
8/92  8561  16694
      9457  19917
8/94  8942  20158
      8789  24475
8/96  8723  26940

A $10,000 investment in Keystone Mid-Cap Growth Fund (S-3) made on August 31, 1986 with all distributions reinvested was worth
$26,940 on August 31, 1996. Past performance is no guarantee of future results.
--------------------------------------------------------------------------------


There is no sales charge when you buy Fund shares. The Fund currently imposes a contingent deferred sales charge that declines from 4% to 1% if you redeem shares within four years of purchase. The one- year return reflects the deduction of the 3% contingent deferred sales charge for those investors who sold Fund shares after one calendar year. Investors who retained their fund investment received the one-year return reported in the second column of the table.

Twelve-Month Performance as of August 31, 1996
------------------------------------------------------------------------------

 Total return*                 10.07%
Net asset value    8/31/95     $9.22
                   8/31/96     $9.15
Dividends                      $0.59
Capital gains                  $0.33
*Before deduction of contingent deferred sales charge (CDSC).

Historical Record as of August 31, 1996
------------------------------------------------------------------------------


                                    If you        If you did
Cumulative total returns            redeemed      not redeem
1-year                                  7.09%          10.07%
5-year                                 63.49%          63.49%
10-year                               169.40%         169.40%

Average annual total return
1-year                                  7.09%          10.07%
5-year                                 10.33%          10.33%
10-year                                10.42%          10.42%


  The investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost.

  You may exchange your shares to another Keystone fund for a $10 fee by contacting Keystone directly. The exchange fee is waived for individual investors who make an exchange using Keystone's Automated Response Line
(KARL). The Fund reserves the right to change or terminate the exchange offer.

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Growth of an Investment

--------------------------------------------------------------------------------
[PLOT POINTS FOR LINE CHART]

Comparison of change in value of a $10,000 investment in Keystone
Mid-Cap Growth Fund (S-3), the Standard and Poor's 400 MidCap
Index, and the Consumer Price Index.

                                 Fund Average
                             Annual Total Return
                       -------------------------------
                       1 Year      5 Year      10 Year
                       7.09%       10.33%      10.42%


8/86  10000 10000 10000
      13124 12036 10428
8/88  10526 10461 10848
      14055 14748 11358
8/90  12539 13589 11996
      16478 19235 12452
8/92  16694 21263 12844
      19917 26467 13200
8/94  20158 27696 13583
      24475 34181 13938
8/96  26940 37333 14339

Past performance is no guarantee of future results. The one-year return reflects the deduction of the Fund's 3% contingent deferred sales charge for shares held for more than one year.
--------------------------------------------------------------------------------


This chart graphically compares your Fund's total return performance to certain investment indexes. It is the result of fund performance guidelines issued by the Securities and Exchange Commission. The intent is to provide investors with more information about their investment.

Components of the chart

The chart is composed of several lines that represent the accumulated value of an initial $10,000 investment for the period indicated. The lines illustrate a hypothetical investment in:

1. Keystone Mid-Cap Growth Fund (S-3)

The Fund seeks growth of capital from mid-cap stocks. The return is quoted after deducting sales charges (if applicable), fund expenses and transaction costs and assumes reinvestment of all distributions.

2. Standard & Poor's 400 MidCap Index (S&P 400)

The S&P 400 is a broad-based unmanaged index of common stock prices. The index is comprised of stocks of medium-sized U.S. companies. The average market capitalization of the index is $2.8 billion with stocks ranging from approximately $200 million to $6.5 billion.

3. Consumer Price Index (CPI)

This index is a widely recognized measure of the cost of goods and services produced in the U.S. The index contains factors such as prices of services, housing, food, transportation and electricity which are compiled by the U.S. Bureau of Labor Statistics. The CPI is generally considered a valuable benchmark for investors who seek to outperform increases in the cost of living.

  These indexes do not include transaction costs associated with buying and selling securities, and do not hold cash to meet redemptions. Stocks that comprise S&P indexes are selected and compiled by Standard & Poor's Corporation according to criteria that may be unrelated to your Fund's investment objective. It would be difficult for most individual investors to duplicate these indexes.

Understanding what the chart means

  The chart demonstrates your Fund's total return performance in relation to a well known investment index and to increases in the cost of living. It is important to understand what the chart shows and does not show.

  This illustration is useful because it charts Fund and index performance over the same time frame and over a long period. Long-term performance is a more reliable and useful measure of performance than measurements of short-term returns or temporary swings

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Keystone Mid-Cap Growth Fund (S-3)

in the market. Your financial adviser can help you evaluate fund performance in conjunction with the other important financial considerations such as safety, stability and consistency.

Limitations of the chart

The chart, however, limits the evaluation of Fund performance in several ways. Because the measurement is based on total returns over an extended period of time, the comparison often favors those funds which emphasize capital appreciation when the market is rising. Likewise, when the market is declining, the comparison usually favors those funds which take less risk.

Performance can be distorted

Funds which are more conservative in their orientation and which place an emphasis on capital preservation will tend to compare less favorably when the market is rising. In addition, funds which have income as one of their objectives also will tend to compare less favorably to relevant indexes.

  Indexes may also reflect the performance of some securities which a fund may be prohibited from buying. A bond fund, for example, may be limited to investments in only high quality bonds, or a stock fund may only be able to buy stocks that have been traded on a stock exchange for a minimum number of years or stocks that have a certain market capitalization. Indexes usually do not have the same investment restrictions as your Fund.

Indexes do not include costs of investing

The comparison is further limited in its utility because the indexes do not take into account any deductions for sales charges, transaction costs or other fund expenses. Your Fund's performance figures do reflect such deductions. Sales charges--whether up-front or deferred--pay for the cost of the investment advice of your financial adviser. Transaction costs pay for the costs of buying and selling securities for your Fund's portfolio. Fund expenses pay for the costs of investment management and various shareholder services. None of these costs are reflected in index total returns. The comparison is not completely realistic because an index cannot be duplicated by an investor--even an unmanaged index--without incurring some charges and expenses.

One of several measures

The chart is one of several tools you can use to understand your investment. It should be read in conjunction with the Fund's prospectus, and annual and semiannual reports. Also, your financial adviser, who understands your personal financial situation, can best explain the features of your Keystone fund and how it applies to your financial needs.

Future returns may be different

Shareholders also should be mindful that the long-run performance of either the Fund or the indexes is not representative of what shareholders should expect to receive from their Fund investment in the future; it is presented to illustrate only past performance and is not a guarantee of future returns.

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SCHEDULE OF INVESTMENTS--August 31, 1996                       Market
                                             Shares            Value
--------------------------------------------------------------------------

COMMON STOCKS (88.4%)
ADVERTISING & PUBLISHING (1.5%)
 Clear Channel Communications, Inc. (a)       53,800         $4,431,775
--------------------------------------------------------------------------
AEROSPACE (1.3%)
 Rohr Industries, Inc. (a)                   175,900          3,671,913
--------------------------------------------------------------------------
AIR TRANSPORTATION (0.2%)
 America West Airlines, Inc.,
  Class B (a)                                 35,300            472,138
--------------------------------------------------------------------------
AMUSEMENTS (4.2%)
 Electronic Arts (a)                          80,000          2,480,000
 HFS, Inc. (a)                               100,000          5,987,500
 MGM Grand, Inc. (a)                          90,000          3,397,500
--------------------------------------------------------------------------
                                                             11,865,000
--------------------------------------------------------------------------
AUTOMOTIVE (3.4%)
 Danaher Corp.                               115,000          4,772,500
 Gentex Corp. (a)                            203,400          4,907,025
--------------------------------------------------------------------------
                                                              9,679,525
--------------------------------------------------------------------------
BUILDING MATERIALS (2.5%)
 Fastenal Co.                                 85,000          3,984,375
 Oakwood Homes Corp.                         130,000          3,055,000
--------------------------------------------------------------------------
                                                              7,039,375
--------------------------------------------------------------------------
BUSINESS SERVICES (12.9%)
 Alternative Resource Corp. (a)              120,000          4,350,000
 G & K Services, Inc., Class A               150,000          4,500,000
 Molten Metal Technology, Inc. (a)           109,900          3,365,687
 Paychex, Inc.                                21,900          1,177,125
 Thermedics, Inc. (a)                        130,000          3,542,500
 Thermo Electron Corp.                       123,000          4,873,875
 US Filter Corp. (a)                         240,900          6,293,513
 USA Waste Services, Inc. (a)                200,000          5,500,000
 Viking Office Products, Inc. (a)            130,000          3,363,750
--------------------------------------------------------------------------
                                                             36,966,450
--------------------------------------------------------------------------
CAPITAL GOODS (1.2%)
 Industrie Natuzzi SP ADR                     68,300          3,449,150
--------------------------------------------------------------------------
CHEMICALS (2.6%)
 Hanna M.A. Co.                              180,000         $3,915,000
 OM Group, Inc.                               95,000          3,610,000
--------------------------------------------------------------------------
                                                              7,525,000
--------------------------------------------------------------------------
CONSUMER GOODS (1.2%)
 CUC International, Inc. (a)                 100,000          3,437,500
--------------------------------------------------------------------------
DIVERSIFIED COMPANIES (0.7%)
 Diebold, Inc.                                40,000          2,055,000
--------------------------------------------------------------------------
DRUGS (2.9%)
 Amylin Pharmaceuticals, Inc. (a)            300,000          3,206,250
 Gilead Sciences, Inc. (a)                   121,400          2,974,300
 Guidant Corp.                                40,000          2,030,000
--------------------------------------------------------------------------
                                                              8,210,550
--------------------------------------------------------------------------
ELECTRONICS PRODUCTS (1.3%)
Analog Devices, Inc. (a)                     150,000          3,618,750
--------------------------------------------------------------------------
FINANCE (9.3%)
 Bank of Boston Corp.                         69,600          3,671,400
 BISYS Group, Inc. (a)                       120,000          4,312,500
 First USA Paymentech, Inc. (a)               77,000          2,906,750
 Greenpoint Financial Corp.                  110,000          3,918,750
 Northern Trust Corp.                         45,000          2,961,562
 TCF Financial Corp.                         149,300          5,580,088
 Washington Mutual, Inc.                      90,000          3,262,500
--------------------------------------------------------------------------
                                                             26,613,550
--------------------------------------------------------------------------
FOODS (2.0%)
 PanAmerican Beverages, Inc., Class A         75,000          3,168,750
 Richfood Holdings, Inc.                      70,000          2,642,500
--------------------------------------------------------------------------
                                                              5,811,250
--------------------------------------------------------------------------
HEALTHCARE SERVICES (4.7%)
 Cardinal Health, Inc.                        75,000          5,503,125
 IDEXX Laboratories, Inc. (a)                 86,500          3,384,313
 Lifecore Biomedical, Inc. (a)               185,000          3,422,500
 Medaphis Corp. (a)                           89,000          1,134,750
--------------------------------------------------------------------------
                                                             13,444,688
--------------------------------------------------------------------------
INSURANCE (1.3%)
 SunAmerica, Inc.                             55,000          3,746,875

Page 10
---------------------------------------------------------------------------
Keystone Mid-Cap Growth Fund (S-3)

SCHEDULE OF INVESTMENTS--August 31, 1996
                                                               Market
                                             Shares            Value
---------------------------------------------------------------------------
METALS & MINING (1.4%)
  UCAR International, Inc. (a)                 100,000       $3,900,000
  -------------------------------------------------------------------------
NATURAL GAS (2.7%)
  CMS Energy Corp.                              65,000        1,941,875
  Louisiana Land & Exploration Co.             100,000        5,687,500
  -------------------------------------------------------------------------
                                                              7,629,375
  -------------------------------------------------------------------------
OFFICE & BUSINESS EQUIPMENT (1.6%)
  EMC Corp. (a)                                144,800        2,787,400
  Synopsys, Inc. (a)                            44,500        1,693,781
  -------------------------------------------------------------------------
                                                              4,481,181
  -------------------------------------------------------------------------
OIL SERVICES (5.2%)
  BJ Services Co. (a)                          104,000        3,913,000
  Diamond Offshore Drilling, Inc. (a)           42,000        2,142,000
  Tidewater, Inc.                              125,000        4,796,875
  Weatherford Enterra, Inc. (a)                135,000        3,881,250
  -------------------------------------------------------------------------
                                                             14,733,125
  -------------------------------------------------------------------------
PAPER & PACKAGING (2.4%)
  Temple Inland, Inc.                           60,000        2,962,500
  Willamette Industries, Inc.                   64,000        3,976,000
  -------------------------------------------------------------------------
                                                              6,938,500
  -------------------------------------------------------------------------
RETAIL (8.2%)
  Autozone, Inc. (a)                            80,000        2,180,000
  Global Directmail Corp. (a)                   75,000        3,393,750
  Kohls Corp. (a)                               80,000        3,040,000
  PETsMART, Inc. (a)                           240,600        6,586,425
  Staples, Inc. (a)                            263,750        5,225,546
  Tiffany & Co.                                 84,600        2,950,425
  -------------------------------------------------------------------------
                                                             23,376,146
  -------------------------------------------------------------------------

SOFTWARE SERVICES (6.1%)
  America Online, Inc. (a)                      82,100        2,488,656
  BMC Software, Inc. (a)                        80,000        5,980,000
  Informix Corp. (a)                           100,700        2,272,043
  Intuit (a)                                    75,000        2,765,625
  McAfee Associates, Inc. (a)                   10,600          634,675
SOFTWARE SERVICES -- CONTINUED
  Parametric Technology Corp. (a)               60,300       $2,736,113
  Transaction System Architects, Inc.,
   Class A (a)                                  14,200          438,425
  -------------------------------------------------------------------------
                                                             17,315,537
  -------------------------------------------------------------------------
TELECOMMUNICATIONS (4.6%)
  Brooks Fiber Properties, Inc. (a)             93,000        2,801,625
  Heartland Wireless Communications,
   Inc. (a)                                    135,000        2,835,000
  Tellabs, Inc. (a)                             75,000        4,753,125
  Winstar Communications, Inc. (a)             141,500        2,723,875
---------------------------------------------------------------------------
                                                             13,113,625
---------------------------------------------------------------------------
UTILITIES (3.0%)
  Allegheny Power Systems, Inc.                120,000        3,555,000
  Compania Bolivia de Energia ADR                9,500          408,500
  Hawaiian Electric Industries, Inc.            65,000        2,266,875
  Teco Energy, Inc.                            100,000        2,387,500
---------------------------------------------------------------------------
                                                              8,617,875
---------------------------------------------------------------------------
TOTAL COMMON STOCKS
 (Cost--$226,220,239)                                       252,143,853
===========================================================================

PREFERRED STOCKS (1.4%)
FINANCE (1.4%)
  Banco Bradesco S.A.                      256,350,000        2,168,825
  Banco Itau S.A.                            4,134,400        1,700,127
---------------------------------------------------------------------------
TOTAL PREFERRED STOCKS
(COST--$3,530,687)                                            3,868,952
===========================================================================

                                            Maturity
                                              Value
---------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (9.4%)
REPURCHASE AGREEMENTS (9.4%)
  Investment in repurchase agreements,
   in a joint trading account
   purchased 8/30/96, 5.243%, maturing
   9/03/96 (b)                             $27,011,728       26,996,000
===========================================================================

Page 11
---------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS--August 31, 1996
                                               Market
                                                Value
 --------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS
 (Cost--$26,996,000)                          $26,996,000
=========================================================

TOTAL INVESTMENTS
  (Cost--$256,746,926)                        283,008,805
   ------------------------------------------------------
OTHER ASSETS AND LIABILITIES--NET
 (0.8%)                                         2,365,503
   ------------------------------------------------------
NET ASSETS (100%)                            $285,374,308
   ------------------------------------------------------

(a) Non-income-producing security.

(b) The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices at August 31, 1996.

(c) The cost of investments for federal income tax purposes amounted to $256,746,926.
    Gross unrealized appreciation and depreciation of investments, based on identified tax cost, at August 31, 1996 are as follows:


    Gross unrealized
    appreciation                      $36,278,383
    Gross unrealized
    depreciation                      (10,016,504)
                                       ---------
    Net unrealized
    appreciation                      $26,261,879
                                       =========

Legend of Portfolio Abbreviations:
ADR--American Depository Receipt

Page 12
-----------------------------------------------------------------------------
Keystone Mid-Cap Growth Fund (S-3)

FINANCIAL HIGHLIGHTS
(For a share outstanding throughout each year)

                                                                 Year Ended August 31,
                                        -----------------------------------------------------------------------
                                            1996           1995       1994        1993       1992        1991
 --------------------------------------------------------------------------------------------------------------
Net asset value beginning of year            $9.22          $9.38      $9.92       $8.98      $9.66       $7.87
 --------------------------------------------------------------------------------------------------------------
Income from investment operations
Net investment income (loss)                 (0.09)          0.04       0.02       (0.02)     (0.01)       0.05
Net realized and unrealized gain
 (loss) on investments and foreign
 currency related transactions                0.94           1.72       0.09        1.69       0.10        2.23
 --------------------------------------------------------------------------------------------------------------
Total from investment operations              0.85           1.76       0.11        1.67       0.09        2.28
 --------------------------------------------------------------------------------------------------------------
Less distributions from
Net investment income                        (0.39)         (0.04)     (0.02)       0.00      (0.03)      (0.08)
In excess of net investment income           (0.20)         (0.02)     (0.01)       0.00      (0.05)       0.00
Net realized gain on investments             (0.33)         (1.72)     (0.57)      (0.73)     (0.69)      (0.41)
In excess of net realized gain on
 investments                                  0.00          (0.14)      0.00        0.00       0.00        0.00
Tax basis return of capital                   0.00           0.00      (0.05)       0.00       0.00        0.00
 --------------------------------------------------------------------------------------------------------------
Total distributions                          (0.92)         (1.92)     (0.65)      (0.73)     (0.77)      (0.49)
 --------------------------------------------------------------------------------------------------------------
Net asset value end of year                  $9.15          $9.22      $9.38       $9.92      $8.98       $9.66
===============================================================================================================
Total return (a)                             10.07%         21.42%      1.21%      19.31%      1.31%      31.42%
Ratios/supplemental data
Ratios to average net assets:
 Total expenses                               1.74%(b)       1.32%      1.35%       1.74%      1.69%       1.47%
 Net investment income (loss)                (0.78%)         0.43%      0.16%      (0.21%)    (0.12%)      0.74%
Portfolio turnover rate                        158%           172%        58%         69%        99%         66%
Average commissions rate paid              $0.0053            N/A        N/A         N/A        N/A         N/A
 --------------------------------------------------------------------------------------------------------------
Net assets end of year (thousands)        $285,374       $276,034   $252,351    $292,965   $262,696    $256,070
 ==============================================================================================================

                                                         Year Ended August 31,
                                           --------------------------------------------------
                                             1990         1989         1988          1987
---------------------------------------------------------------------------------------------
Net asset value beginning of year             $9.34        $7.14       $10.84        $10.49
---------------------------------------------------------------------------------------------
Income from investment operations
Net investment income (loss)                   0.05         0.17         0.12          0.01
Net realized and unrealized gain
 (loss) on investments and foreign
 currency related transactions                (1.02)        2.18        (2.00)         2.41
---------------------------------------------------------------------------------------------
Total from investment operations              (0.97)        2.35        (1.88)         2.42
---------------------------------------------------------------------------------------------
Less distributions from
Net investment income                         (0.25)       (0.12)       (0.16)        (0.14)
In excess of net investment income             0.00         0.00         0.00          0.00
Net realized gain on investments              (0.25)       (0.03)       (1.66)        (1.93)
In excess of net realized gain on
 investments                                   0.00         0.00         0.00          0.00
Tax basis return of capital                    0.00         0.00         0.00          0.00
---------------------------------------------------------------------------------------------
Total distributions                           (0.50)       (0.15)       (1.82)        (2.07)
---------------------------------------------------------------------------------------------
Net asset value end of year                   $7.87        $9.34        $7.14        $10.84
=============================================================================================
Total return (a)                             (10.79%)      33.53%      (19.80%)       31.24%
Ratios/supplemental data
Ratios to average net assets:
 Total expenses                                1.54%        1.50%        1.44%         2.05%
 Net investment income (loss)                  0.93%        2.27%        1.43%         0.08%
Portfolio turnover rate                          65%          65%         117%          118%
Average commissions rate paid                   N/A          N/A          N/A           N/A
---------------------------------------------------------------------------------------------
Net assets end of year (thousands)         $199,881     $280,084     $223,624      $325,105
=============================================================================================


(a) Excluding applicable sales charges.

(b) The expense ratio includes indirectly paid expenses for the year ended August 31, 1996. Excluding indirectly paid expenses, the expense ratio would have been 1.73%.

See Notes to Financial Statements.

Page 13
-----------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
August 31, 1996

Assets

 Investments at market value (identified
  cost--$256,746,926)                                   $283,008,805
 Cash                                                            909
 Receivable for:
  Investments sold                                         4,654,139
  Fund shares sold                                            93,685
  Dividends and interest                                     177,332
Prepaid expenses and other assets                             39,383
 -------------------------------------------------------------------
  Total assets                                           287,974,253
 -------------------------------------------------------------------
Liabilities
 Payable for:
  Investments purchased                                    2,480,366
  Fund shares redeemed                                        43,360
 Other accrued expenses                                       76,219
 -------------------------------------------------------------------
  Total liabilities                                        2,599,945
 -------------------------------------------------------------------
Net assets                                              $285,374,308
 ===================================================================

Net assets represented by (Note 3)
 Paid-in-capital                                        $227,343,435
 Accumulated undistributed net investment income          15,092,027
 Accumulated net realized gain on investment
  transactions                                            16,676,962
 Net unrealized appreciation (depreciation) on
  investments and foreign currency related
  transactions                                            26,261,884
 -------------------------------------------------------------------
  Total net assets                                      $285,374,308
 -------------------------------------------------------------------
Net asset value
  Net assets of $285,374,308 / 31,173,078 shares
  outstanding                                                  $9.15
 ===================================================================


STATEMENT OF OPERATIONS
Year Ended August 31, 1996
Investment income

 Dividends (net of foreign withholding
  tax of $17,982)                                         $1,820,256
 Interest                                                    943,004
--------------------------------------------------------------------
  Total income                                             2,763,260
--------------------------------------------------------------------
Expenses (Notes 4 and 5)
 Management fee                            $1,908,509
 Transfer agent fees                          711,550
 Accounting                                    24,767
 Auditing and legal                            36,250
 Custodian fees                               189,739
 Printing                                      30,409
 Distribution Plan expenses                 2,099,791
 Trustees' fees and expenses                    9,417
 Registration fees                             43,514
 Miscellaneous expenses                        15,881
--------------------------------------------------------------------
  Total expenses                            5,069,827
  Less: Expenses paid indirectly
   (Note 6)                                   (24,378)
---------------------------------------------------------------------
  Net expenses                                              5,045,449
---------------------------------------------------------------------
 Net investment loss                                       (2,282,189)
---------------------------------------------------------------------
Net realized and unrealized gain
 (loss) on investments and foreign
 currency related transactions (Note 3)
 Net realized gain on investments          43,961,482
 Net realized loss on foreign currency
 related transactions                         (87,947)
---------------------------------------------------------------------
 Net realized gain on investments and
  foreign currency related
  transactions                                             43,873,535
---------------------------------------------------------------------
 Net change in unrealized  appreciation
  or depreciation on  investments and
  foreign currency  related
  transactions                                            (13,929,242)
---------------------------------------------------------------------
 Net realized and unrealized gain on
  investments and foreign currency
  related transactions                                     29,944,293
---------------------------------------------------------------------
 Net increase in net assets resulting
  from operations                                         $27,662,104
=====================================================================

Page 14
-----------------------------------------------------------------------------
Keystone Mid-Cap Growth Fund (S-3)

STATEMENTS OF CHANGES IN NET ASSETS                                                   Year Ended August 31,
                                                                                  -----------------------------
                                                                                      1996             1995
 ==============================================================================================================
Operations
  Net investment income (loss)                                                     ($2,282,189)      $1,042,062
  Net realized gain on investments and foreign currency related transactions        43,873,535       52,906,920
  Net change in unrealized appreciation or depreciation on investments and
   foreign currency related transactions                                           (13,929,242)      (3,702,097)
  -------------------------------------------------------------------------------------------------------------
   Net increase in net assets resulting from operations                             27,662,104       50,246,885
  -------------------------------------------------------------------------------------------------------------
Distributions to shareholders from (Note 5)
  Net investment income                                                            (11,703,529)      (1,042,062)
  In excess of net investment income                                                (6,074,672)        (525,125)
  Net realized gain on investment transactions                                      (9,943,735)     (49,683,115)
  -------------------------------------------------------------------------------------------------------------
   Total distributions to shareholders                                             (27,721,936)     (51,250,302)
  -------------------------------------------------------------------------------------------------------------
Capital share transactions (Note 2)
  Proceeds from shares sold                                                         49,458,379       27,462,149
  Payments for shares redeemed                                                     (64,895,935)     (47,931,858)
  Net asset value of shares issued in reinvestment of distributions                 24,837,684       45,156,148
  -------------------------------------------------------------------------------------------------------------
   Net increase in net assets resulting from capital share transactions              9,400,128       24,686,439
  -------------------------------------------------------------------------------------------------------------
    Total increase in net assets                                                     9,340,296       23,683,022
Net assets
  Beginning of year                                                                276,034,012      252,350,990
  -------------------------------------------------------------------------------------------------------------
  End of year [including undistributed net investment income as follows:
   1996--$15,092,027 and 1995--$13,985,718]                                       $285,374,308     $276,034,012
  =============================================================================================================

See Notes to Financial Statements.

Page 15
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

(1.) Significant Accounting Policies

Keystone Mid-Cap Growth Fund (S-3) (the "Fund") is a common law trust for which Keystone Management, Inc. ("KMI") is the Investment Manager and Keystone Investment Management Company ("Keystone") is the Investment Adviser. Keystone is a wholly-owned subsidiary of Keystone Investments, Inc. ("KII") and KMI is in turn a wholly-owned subsidiary of Keystone. The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end investment company. The Fund's investment objective is to provide shareholders with growth of capital.

  The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein. Although actual results could differ from these estimates, any such differences are expected to be immaterial to the net assets of the Fund.

A. Valuation of Securities

Investments are usually valued at the closing sales price or, in the absence of sales and for over-the-counter securities, the mean of the bid and asked prices. Securities for which valuations are not available from an independent pricing service (including restricted securities) are valued at fair value as determined in good faith according to procedures established by the Board of Trustees.

  Short-term investments with remaining maturities of 60 days or less are carried at amortized cost, which approximates market value. Short-term securities with greater than 60 days to maturity are valued at market value.

B. Repurchase Agreements

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with certain other Keystone funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are fully collateralized by U.S. Treasury and/or Federal Agency obligations.

  Securities pledged as collateral for repurchase agreements are held by the custodian on the Fund's behalf. The Fund monitors the adequacy of the collateral daily and will require the seller to provide additional collateral in the event the market value of the securities pledged falls below the carrying value of the repurchase agreement.

C. Foreign Currency

The books and records of the Fund are maintained in United States ("U.S.") dollars. Foreign currency amounts are translated into U.S. dollars as follows: market value of investments, assets and liabilities at the daily rate of exchange; purchases and sales of investments, income and expenses at the rate of exchange prevailing on the respective dates of such transactions. Net unrealized foreign exchange gain (loss) resulting from changes in foreign currency exchange rates is a component of net unrealized appreciation (depreciation) on investments and foreign currency transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amount actually received. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the initial purchase trade date and sub-

Page 16
-----------------------------------------------------------------------------
Keystone Mid-Cap Growth Fund (S-3)

sequent sale trade date is included in realized gain (loss) on foreign currency transactions.

D. Security Transactions and Investment Income

Securities transactions are accounted for no later than one business day after the trade date. Realized gains and losses are computed on the identified cost basis. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums. Dividend income is recorded on the ex-dividend date.

E. Federal Income Taxes

The Fund has qualified and intends to qualify in the future as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). Thus, the Fund is relieved of any federal income tax liability by distributing all of its net taxable investment income and net taxable capital gains, if any, to its shareholders. The Fund also intends to avoid excise tax liability by making the required distributions under the Code. Accordingly, no provision for federal income tax is required.

F. Distributions

The Fund distributes net investment income and net capital gains, if any, at least annually. Distributions to shareholders are recorded at the close of business on the ex-dividend date.

  Income and capital gains distributions to shareholders are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatment of short-term gains.

(2.) Capital Share Transactions

The Fund's Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest with a par value of $1.00. Transactions in shares of the Fund were as follows:

                        Year ended August 31,
                    ----------------------------
                        1996            1995
 -----------------------------------------------

Shares sold           5,434,642       3,189,451
Shares redeemed      (7,136,623)     (5,383,518)
Shares issued in
 reinvestment of
 distributions        2,946,344       5,233,815
 ----------------    -----------   -------------
Net increase          1,244,363       3,039,748
 ================    ===========   =============

(3.) Securities Transactions

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) for the year ended August 31, 1996, were $434,199,796 and $477,408,817, respectively.

(4.) Distribution Plan

The Fund bears some of the costs of selling its shares under a Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund pays its principal underwriter, Keystone Investment Distributors Company ("KIDC"), a wholly-owned subsidiary of Keystone, amounts which are calculated and paid daily.

  Under the Plan, the Fund pays a distribution fee amount which may not exceed 1.00% of the Fund's average daily net assets. Of that amount, 0.75% is used to pay distribution expenses and 0.25% may be used to pay service fees.

  Contingent deferred sales charges paid by redeeming shareholders may be paid to KIDC. During the year ended August 31, 1996, the Fund received $54,272 in contingent deferred sales charges.


  The Plan may be terminated at any time by vote of the Independent Trustees or by vote of a majority of the outstanding voting shares of the Fund. However, after the termination of the Plan, at the discretion of the Board of Trustees, payments to KIDC may con-

Page 17
-----------------------------------------------------------------------------

tinue as compensation for its services which had been earned while the Plan was in effect.

  KIDC intends, but is not obligated, to continue to pay distribution costs that exceed the current annual payments from the Fund. KIDC intends to seek full payment of such distribution costs from the Fund at such time in the future as, and to the extent that, payment thereof by the Fund would be within permitted limits.

(5.) Investment Management Agreement and Other Affiliated Transactions

Under the terms of the Investment Management Agreement between KMI and the Fund, KMI provides investment management and administrative services to the Fund. In return, KMI is paid a management fee, computed and paid daily, determined by applying percentage rates starting at 0.70% and declining as net assets increase to 0.35% per annum, to the average daily net asset value of the Fund.

  KMI has entered into an Investment Advisory Agreement with Keystone under which Keystone provides investment advisory and management services to the Fund. In return for its services, Keystone receives an annual fee equal to 85% of the management fee received by KMI.

  During the year ended August 31, 1996, the Fund paid or accrued $24,767 to Keystone for certain accounting services. The Fund paid or accrued $711,550 to Keystone Investor Resource Center, Inc., a wholly-owned subsidiary of Keystone, for services rendered as the Fund's transfer and dividend disbursing agent.

  Certain officers and/or Directors of Keystone are also officers and/or Trustees of the Fund. Officers of Keystone and affiliated Trustees receive no compensation directly from the Fund.

(6.) Expense Offset Arrangement

The Fund has entered into an expense offset arrangement with its custodian. For the year ended August 31, 1996, the Fund incurred total custody fees of $189,739 and received a credit of $24,378 pursuant to this expense offset arrangement, resulting in a net custody expense of $165,361. The assets deposited with the custodian under this expense offset arrangement could have been invested in income-producing assets.

(7.) Subsequent Event

On September 6, 1996, Keystone Investments, Inc. entered into an Agreement and Plan of Acquisition and Merger (the "Acquisition") with First Union Corporation and First Union National Bank of North Carolina ("First Union") whereby First Union would acquire all the assets and liabilities of Keystone Investments, Inc. in exchange for shares of First Union. Subject to the receipt of the required regulatory and shareholder approvals, the Acquisition is expected to take place in late December 1996.

Page 18
-----------------------------------------------------------------------------
Keystone Mid-Cap Growth Fund (S-3)

INDEPENDENT AUDITORS' REPORT

The Trustees and Shareholders
Keystone Mid-Cap Growth Fund (S-3)

We have audited the accompanying statement of assets and liabilities of Keystone Mid-Cap Growth Fund (S-3), including the schedule of investments, as of August 31, 1996, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the ten-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Keystone Mid-Cap Growth Fund (S-3), as of August 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the ten-year period then ended, in conformity with generally accepted accounting principles.

                                                         KPMG Peat Marwick LLP

Boston, Massachusetts
September 27, 1996

Page 19
------------------------------------------------------------------------------

FEDERAL TAX STATUS--FISCAL 1996 DISTRIBUTIONS (Unaudited)

  During the fiscal year ended August 31, 1996, distributions of $0.92 per share were paid in shares or cash. This total includes a taxable long-term capital gain distribution of $0.33 per share. The remaining $0.59 per share is short-term capital gains taxable to shareholders as ordinary income in the year in which received by them or credited to their accounts. Of the ordinary income distributions, 36% is eligible for the corporate dividend received deduction.

  The above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and capital gains for accounting
(book) purposes and Internal Revenue Service (tax) purposes.

  In January 1997, we will send you complete information on the distributions paid during the calendar year 1996 to help you in completing your federal tax return.

(Back cover page)

                                    KEYSTONE
                                FAMILY OF FUNDS

                                   (diamond)

                              Balanced Fund (K-1)
                          Diversified Bond Fund (B-2)
                          Growth and Income Fund (S-1)
                          High Income Bond Fund (B-4)
                            International Fund Inc.
                                  Liquid Trust
                           Mid-Cap Growth Fund (S-3)
                         Precious Metals Holdings, Inc.
                            Quality Bond Fund (B-1)
                        Small Company Growth Fund (S-4)
                          Strategic Growth Fund (K-2)
                                 Tax Free Fund

This report was prepared primarily for the information of the Fund's share-holders. It is authorized for distribution if preceded or accompanied by the Fund's current prospectus. The prospectus contains important information about the Fund including fees and expenses. Read it carefully before you invest or send money. For a free prospectus on other Keystone funds, contact your financial adviser or call Keystone.

                                (Keystone logo)

                                 P.O. Box 2121
                        Boston, Massachusetts 02106-2121

S3-R-10/96
20M

(Front cover)

                                    KEYSTONE

                              (Photo of pine tree)

                                 MID-CAP GROWTH
                                   FUND (S-3)

                                (Keystone logo)

                                 ANNUAL REPORT
                                AUGUST 31, 1996